   As Filed with the Securities and Exchange Commission on November 12, 1999

                                                      Registration No. 333-75887
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                       Pre-Effective Amendment No. 4

                                       to

                                    FORM S-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                               ----------------

                             HDA PARTS SYSTEM, INC.
             (exact name of registrant as specified in its charter)

                               ----------------

                      See Table of Additional Registrants

                               ----------------

            Alabama                            5013                       63-068-1070
  (State or other jurisdiction
               of                  (Primary standard industrial          (IRS Employer
 incorporation or organization)    classification code number)       Identification Number)

                               520 Lake Cook Road
                           Deerfield, Illinois 60015
                                 (847) 444-1095
         (Address, including zip code, and telephone number, including area code of Registrant's principal executive office)

                                 JOHN P. MILLER
                            Chief Financial Officer
                             HDA Parts System, Inc.
                  520 Lake Cook Road Deerfield, Illinois 60015
                                 (847) 444-1095
               (Name, address, including zip code, and telephone
               number, including area code, of Agent for service)

                                With Copies To:

                            RANDALL C. BASSETT, ESQ.
                          ELIZABETH A. BLENDELL, ESQ.
                                Latham & Watkins
                       633 West Fifth Street, Suite 4000
                         Los Angeles, California 90071
                                 (213) 485-1234

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        TABLE OF ADDITIONAL REGISTRANTS


Exact Name of Registrant as Specified in its     State or Other Jurisdiction of
Charter                                          Incorporation or Organization
--------------------------------------------     -----------------------------
City Truck Holdings, Inc.                        Delaware
City Truck and Trailer Parts of Alabama, Inc.    Alabama
City Truck and Trailer Parts of Alabama, L.L.C.  Alabama
City Truck and Trailer Parts of Tennessee, Inc.  Tennessee
City Friction, Inc.                              Alabama
Truck & Trailer Parts, Inc.                      Georgia
Truckparts, Inc.                                 Connecticut
Associated Brake Supply, Inc.                    California
Associated Truck Center, Inc.                    California
Onyx Distribution, Inc.                          California
Associated Truck Parts of Nevada, Inc.           Nevada
Freeway Truck Parts of Washington, Inc.          Washington
Tisco, Inc.                                      California
Tisco of Redding, Inc.                           California
Active Gear, L.L.C.                              Washington
Superior Truck & Auto Supply, Inc.               Massachusetts
QDSP Holdings, Inc.                              Delaware
Quality Distribution Service Partners, Inc.      Delaware
Automotive Sales Company, Inc.                   Delaware
City Spring Works, Inc.                          Delaware
Fleetpride, Inc.                                 Delaware
Holt Incorporated                                Delaware
SLM Power Group, Inc.                            Delaware
Truck City Parts, Inc.                           Delaware
Universal Joint Sales Company, Inc.              Delaware
Wheatley Truck Parts, Inc.                       Delaware
CB Acquisition Sub, Inc.                         Delaware
New England Truck & Auto Service, Inc.           Massachusetts
TBS, Incorporated                                Arizona
Four-T Sales & Service, Inc.                     Nebraska
Stats Remanufacturing Center, Inc.               Nebraska
Power Export Distributing Company                Texas
Power Equipment International, Inc.              Texas
Parts Management Company                         Texas
Parts Holding Company                            Nevada
Specialized Sales & Service, Inc.                Oregon
Parts Distributing Company, Ltd.                 Texas
Wheels and Brakes, Inc.                          Georgia
Specrite Brake Company                           Georgia

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          HDA PARTS SYSTEM, INC.
                                          CITY TRUCK HOLDINGS, INC.

                                                    /s/ John J. Greisch
                                          By: _________________________________
                                          Name:       John J. Greisch
                                               President and Chief Executive
                                                          Officer
                                          Title:

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                 Title
              ---------                                 -----

       /s/ John J. Greisch            President and Chief Executive Officer and
 ____________________________________  Director (Principal Executive Officer)
           John J. Greisch

          /s/ John P. Miller          Vice President, Chief Financial Officer
 ____________________________________  and Secretary (Principal Financial and
            John P. Miller             Accounting Officer)

                  *                   Chairman of the Board of Directors
 ____________________________________
         Frederick J. Warren

 ____________________________________ Director
           Robert Anderson

                  *                   Director
 ____________________________________
           W. Larry Clayton

                  *                   Director
 ____________________________________
       Christopher A. Laurence

                  *                   Director
 ____________________________________
          Richard R. Crowell


              Signature               Title
              ---------               -----

                  *                   Director
 ____________________________________
           Gerald L. Parsky

                  *                   Director
 ____________________________________
           William S. Wade

    /s/ JOHN J. GREISCH
*By: __________________________
        John J. Greisch
       Attorney-in-Fact


                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          CITY TRUCK AND TRAILER PARTS OF
                                           ALABAMA, INC.
                                          CITY TRUCK AND TRAILER PARTS OF
                                           TENNESSEE, INC.
                                          CITY FRICTION, INC.

                                                    /s/ John P. Miller
                                          By: _________________________________
                                          Name:        John P. Miller
                                          Title:       Vice President

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                Title
              ---------                                -----

                  *                   President & Secretary (Principal
 ____________________________________  Executive Officer) and Director
           W. Larry Clayton

        /s/ John P. Miller            Vice President (Principal Financial and
 ____________________________________  Accounting Officer)
            John P. Miller

                  *                   Director
 ____________________________________
         Frederick J. Warren

                  *                   Director
 ____________________________________
       Christopher A. Laurence

     /s/ John P. Miller
*By: __________________________
        John P. Miller
       Attorney-in-fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          CITY TRUCK AND TRAILER PARTS OF
                                           ALABAMA, L.L.C.

                                          By: HDA Parts System, Inc., its sole
                                           member

                                                  /s/ John J. Greisch
                                          By: _________________________________
                                          Name:       John J. Greisch
                                               President and Chief Executive
                                                          Officer
                                          Title:

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature              Title
              ---------              -----

       /s/ John J. Greisch            President and Chief Executive Officer and
 ____________________________________  Director (Principal Executive Officer)
           John J. Greisch

        /s/ John P. Miller            Vice President, Chief Financial Officer and
 ____________________________________  Secretary (Principal Financial and
            John P. Miller             Accounting Officer)

                  *                   Chairman of the Board of Directors
 ____________________________________
         Frederick J. Warren

                  *                   Director
 ____________________________________
           Robert Anderson

              Signature               Title
              ---------               -----




                  *                   Director
 ____________________________________
           W. Larry Clayton

                  *                   Director
 ____________________________________
       Christopher A. Laurence

                  *                   Director
 ____________________________________
          Richard R. Crowell
                  *                   Director
 ____________________________________
           Gerald L. Parsky

                  *                   Director
 ____________________________________
           William S. Wade


*By:
    /s/ JOHN J. GREISCH
-------------------------------
        John J. Greisch
       Attorney-in-Fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          TRUCK & TRAILER PARTS, INC.

                                                   /s/ John J. Greisch
                                          By: _________________________________
                                          Name:       John J. Greisch
                                          Title:         President

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                Title
              ---------                                -----

         /s/ John J. Greisch          President (Principal Executive Officer)
 ____________________________________  and Director
           John J. Greisch

        /s/ John P. Miller            Secretary (Principal Financial and
 ____________________________________  Accounting Officer) and Director
            John P. Miller

                  *                   Director
 ____________________________________
        W. Louis Bissette III

    /s/ John J. Greisch
*By:
-------------------------------
        John J. Greisch
       Attorney-in-Fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          TRUCKPARTS, INC.

                                                   /s/ John J. Greisch
                                          By: _________________________________
                                          Name:       John J. Greisch
                                          Title:  Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                Title
              ---------                                -----

        /s/ John J. Greisch           Chief Executive Officer (Principal
 ____________________________________  Executive Officer) and Director
           John J. Greisch

        /s/ John P. Miller            Vice President of Finance (Principal
 ____________________________________  Financial and Accounting Officer) and
            John P. Miller             Director

                  *                   Director
 ____________________________________
         Anthony N. Vingiano

                  *                   Director
 ____________________________________
            James T. Stone

     /s/ John J. Greisch
*By: __________________________
        John J. Greisch
       Attorney-in-Fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          ASSOCIATED BRAKE SUPPLY, INC.
                                          ASSOCIATED TRUCK CENTER, INC.
                                          ONYX DISTRIBUTION, INC.
                                          ASSOCIATED TRUCK PARTS OF NEVADA,
                                           INC.
                                          FREEWAY TRUCK PARTS OF WASHINGTON,
                                           INC.

                                                    /s/ John P. Miller
                                          By: _________________________________
                                          Name:        John P. Miller
                                          Title:Vice President and Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                Title
              ---------                                -----

                  *                   President (Principal Executive Officer)
 ____________________________________  and Director
           David S. Seewack

         /s/ John P. Miller           Vice President and Secretary (Principal
 ____________________________________  Financial and Accounting Officer)
            John P. Miller

         /s/ John J. Greisch          Director
      _______________________________
           John J. Greisch
                  *                   Director
 ____________________________________
       Christopher A. Laurence

                  *                   Director
 ____________________________________
         Frederick J. Warren

                  *                   Director
 ____________________________________
             Scott Spiwak

     /s/ John P. Miller
*By: __________________________
        John P. Miller
       Attorney-in-Fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          TISCO, INC.
                                          TISCO OF REDDING, INC.

                                                    /s/ John P. Miller
                                          By: _________________________________
                                          Name:        John P. Miller
                                          Title:Vice President and Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                Title
              ---------                                -----

                  *                   President (Principal Executive Officer)
 ____________________________________  and Director
          Gregory D. Mathis

         /s/ John P. Miller           Vice President and Secretary (Principal
 ____________________________________  Financial and Accounting Officer)
            John P. Miller

        /s/ John J. Greisch           Director
 ____________________________________
           John J. Greisch

                  *                   Director
 ____________________________________
       Christopher A. Laurence

                  *                   Director
 ____________________________________
         Frederick J. Warren

     /s/ John P. Miller
*By: __________________________
        John P. Miller
       Attorney-in-Fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          SUPERIOR TRUCK & AUTO SUPPLY, INC.

                                                   /s/ John P. Miller
                                          By: _________________________________
                                          Name:        John P. Miller
                                          Title:Vice President and Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                Title
              ---------                                -----

                  *                   President and Director (Principal
 ____________________________________  Executive Officer)
          L. Scott Esposito

        /s/ John P. Miller            Vice President and Secretary (Principal
 ____________________________________  Financial and Accounting Officer)
            John P. Miller

                  *                   Director
 ____________________________________
       Christopher A. Laurence

                  *                   Director
 ____________________________________
         Frederick J. Warren

        /s/ John J. Greisch           Vice President and Director
 ____________________________________
           John J. Greisch

     /s/ John P. Miller
*By: __________________________
        John P. Miller
       Attorney-in-fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          ACTIVE GEAR, L.L.C.

                                          By: HDA Parts System, Inc., its sole
                                           member

                                                  /s/ John J. Greisch
                                          By: _________________________________
                                          Name:       John J. Greisch
                                          Title:
                                               President and Chief Executive
                                                          Officer

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                 Title
              ---------                                 -----

       /s/ John J. Greisch            President and Chief Executive Officer and
 ____________________________________  Director (Principal Executive Officer)
           John J. Greisch

         /s/ John P. Miller           Vice President, Chief Financial Officer
 ____________________________________  and Secretary (Principal Financial and
            John P. Miller             Accounting Officer)

                  *                   Director
 ____________________________________
         Frederick J. Warren

                  *                   Director
 ____________________________________
           Robert Anderson

                  *                   Director
 ____________________________________
           W. Larry Clayton

              Signature                 Title
              ---------                 -----

                  *                   Director
 ____________________________________
       Christopher A. Laurence

                  *                   Director
 ____________________________________
          Richard R. Crowell


                  *                   Director
 ____________________________________
           Gerald L. Parsky

                  *                   Director
 ____________________________________
           William S. Wade

        /s/ John J. Greisch
*By: ________________________________
            John J. Greisch
            Attorney-in-Fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          WHEELS AND BRAKES, INC.
                                          SPECRITE BRAKE COMPANY

                                          By: /s/   John J. Greisch
                                          _____________________________________
                                          Name: John J. Greisch
                                          Title: President and Assistant
                                           Treasurer

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                Title
              ---------                                -----

       /s/ John J. Greisch            President, Assistant Treasurer and
 ____________________________________  Director (Principal Executive Officer)
           John J. Greisch

        /s/ John P. Miller            Vice President Treasurer, Secretary and
 ____________________________________  Director (Principal Financial and
            John P. Miller             Accounting Officer)

                  *                   Director
 ____________________________________
       Christopher A. Laurence

        /s/ John J. Greisch
*By: _______________________________
            John J. Greisch
            Attorney-in-Fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on November 12, 1999.

                                          QDSP HOLDINGS, INC.
                                          QUALITY DISTRIBUTION SERVICE
                                           PARTNERS, INC.
                                          AUTOMOTIVE SALES COMPANY, INC.
                                          CITY SPRING WORKS, INC.
                                          FLEETPRIDE, INC.
                                          HOLT, INCORPORATED
                                          SLM POWER GROUP, INC.
                                          TRUCK CITY PARTS, INC.
                                          UNIVERSAL JOINT SALES COMPANY, INC.
                                          WHEATLEY TRUCK PARTS, INC.
                                          CB ACQUISITION SUB, INC.
                                          NEW ENGLAND TRUCK & AUTO SERVICE,
                                           INC.
                                          TBS, INCORPORATED
                                          FOUR-T SALES & SERVICE, INC.
                                          STATS REMANUFACTURING CENTER, INC.
                                          POWER EXPORT DISTRIBUTING COMPANY
                                          POWER EQUIPMENT INTERNATIONAL, INC.
                                          PARTS MANAGEMENT COMPANY
                                          PARTS HOLDING COMPANY
                                          SPECIALIZED SALES & SERVICE, INC.
                                          PARTS DISTRIBUTING COMPANY, LTD.

                                                 /s/ John J. Greisch
                                          By: _________________________________
                                          Name: John J. Greisch
                                          Title: President

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities indicated on November 12, 1999.

              Signature                                 Title
              ---------                                 -----

       /s/ John J. Greisch            President and Director (Principal
 ____________________________________  Executive Officer)
           John J. Greisch

        /s/ John P. Miller            Vice President, Secretary, Treasurer and
 ____________________________________  Director (Principal Financial and
            John P. Miller             Accounting Officer)

                                 EXHIBIT INDEX

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 3.1     Amended and Restated Articles of Incorporation of HDA Parts System,
          Inc.*
 3.2     Bylaws of HDA Parts System, Inc.*
 4.1     Indenture, dated as of July 31, 1998, by and among HDA Parts System,
          Inc., the guarantors identified therein and U.S. Trust Company of
          California, N.A., as trustee*
 4.1.1   First Supplemental Indenture, dated as of September 30, 1998 among
          Truck & Trailer Parts, Inc., City Truck Holdings, Inc., HDA, any
          other Guarantors party thereto, and Parent party thereto and U.S.
          Trust Company, National Association, as trustee*
 4.1.2   Second Supplemental Indenture, dated as of December 21, 1998 among
          Truckparts, Inc., HDA, any other Guarantors party to the Indenture referred to therein and U.S. Trust Company, National Association, as trustee*
 4.1.3   Third Supplemental Indenture, dated as of January 14, 1999 among
          Associated Brake Supply, Inc., Associated Truck Center, Inc., Onyx
          Distribution, Inc., Associated Truck Parts of Nevada, Inc., Freeway
          Truck Parts of Washington, Inc., Tisco, Inc. and Tisco of Redding,
          Inc. HDA, any other Guarantors party to the Indenture referred to therein and U.S. Trust Company, National Association, as trustee*
 4.1.4   Fourth Supplemental Indenture, dated as of April 20, 1999, among
          Active Gear, L.L.C., the Company, any other Guarantors party thereto, any Parent party thereto and U.S. Trust Company, National
          Association, as trustee*
 4.1.5   Fifth Supplemental Indenture, dated as of June 7, 1999, among Superior
          Truck & Auto Supply, Inc., the Company, any other Guarantors party thereto and U.S. Trust Company, National Association, as trustee*
 4.1.6   Sixth Supplemental Indenture, dated as of September 27, 1999, among
          HDA Parts System, Inc., the several guarantors party thereto and U.S.
          Trust Company of California, N.A., as trustee*
 4.1.7   Seventh Supplemental Indenture, dated as of October 1, 1999, among
          QDSP Holdings, Inc., Quality Distribution Service Partners, Inc.,
          Automotive Sales Company, Inc., CB Acquisition Sub, Inc., City Spring
          Works, Inc., Fleetpride, Inc., Four T Sales & Service, Inc., Holt
          Incorporated, New England Truck & Auto Service, Inc., Parts
          Distributing Company, Ltd., Parts Holding Company, Parts Management
          Company, Power Equipment International, Inc., Power Export
          Distributing Company, SLM Power Group, Inc., Specialized Sales &
          Service, Inc., TBS Incorporated, Truck City Parts, Inc., Stats
          Remanufacturing Center, Inc., Universal Joint Sales Company, Inc.,
          and Wheatley Truck Parts, Inc., the Company, any other guarantors party to the indenture referred to therein and U.S. Trust Company,
          National Association, as trustee*
 4.1.8   Eighth Supplemental Indenture, dated as of October 8, 1999, among
          Wheels and Brakes, Inc. and Specrite Brake Company, the Company, any
          other guarantors party to the indenture referred to therein and U.S.
          Trust Company, National Association, as trustee*
 4.2     A/B Exchange Registration Rights Agreement, dated as of July 31, 1998, by and among HDA Parts System, Inc. the guarantors identified therein and Donaldson, Lufkin & Jenrette Securities Corporation and
          BancAmerica Robertson Stephens*
 5       Opinion of Latham & Watkins
 10.1    $225.0 million Credit Agreement, dated as of September 30, 1999, among
          City Truck Holdings, Inc., HDA Parts System, Inc., as Borrower, The
          Several Lenders from Time to Time Parties Thereto, First Union
          National Bank, as Documentation Agent, Credit Suisse First Boston, as
          Syndication Agent, and The Chase Manhattan Bank, as Administrative
          Agent*

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.2    Stock Purchase Agreement, dated as of May 29, 1998, by and among BABF
          City Corp., City Truck and Trailer Parts, Inc. and its Affiliates and
          Merger Subsidiaries named therein and the Shareholders and Members of
          City Truck and Trailer Parts, Inc. and its Affiliates and Merger
          Subsidiaries*
 10.3    Asset Contribution Agreement, dated as of June 19, 1998, by and among
          City Truck and Trailer Parts, Inc. and Stone Heavy Duty, Inc.,
          Ashland Automotive Parts, Inc., Fred A. Stone, Jr., James T. Stone
          and Thomas D. Stone*
 10.4    Contribution and Purchase Agreement, dated as of September 30, 1998, by and among City Truck Holdings, Inc., HDA Parts System, Inc. and
          Truck & Trailer Parts, Inc., DHP Leasing, Inc., the Shareholders of
          Truck & Trailer Parts, Inc. and DHP Leasing, Inc.*
 10.5    Asset Purchase Agreement, dated as of October 31, 1998, by and among
          HDA Parts System, Inc. and Tampa Brake & Supply Co., Inc. and the
          Shareholders of Tampa Brake & Supply Co., Inc.*
 10.6    Asset Purchase Agreement, dated as of November 4, 1998, by and among
          HDA Parts System, Inc. and Connecticut Driveshaft, Inc. and the
          Shareholders of Connecticut Driveshaft, Inc.*
 10.7    Stock Purchase Agreement, dated as of December 17, 1998, by and among
          City Truck Holdings, Inc., HDA Parts System, Inc. and Truckparts,
          Inc., and the Shareholders of Truckparts, Inc.*
 10.8    Stock Purchase Agreement, dated as of January 11, 1999, by and among
          City Truck Holdings, Inc., HDA Parts System, Inc. and Associated
          Brake Supply, Inc. and the Shareholders of Associated Brake Supply,
          Inc.*
 10.9    Stock Purchase Agreement, dated as of January 12, 1999, by and among
          City Truck Holdings, Inc., HDA Parts System, Inc. and the
          Shareholders of Tisco, Inc. and Tisco of Redding, Inc.*
 10.10   Trademark License Agreement, dated as of July 6, 1998, by and between
          HD America, Inc. and City Truck & Trailer Parts, Inc.*
 10.11   Management Services Agreement, dated as of September 30, 1999, among
          City Truck Holdings, Inc., Brentwood Private Equity Management LLC
          and Aurora Management Partners LLC*
 10.12   Stock Contribution Agreement, dated as of August 27, 1998, by and among the parties identified on the signature page thereto and City
          Truck Holdings, Inc.*
 10.13   Amended and Restated Stockholders' Agreement, dated as of September
          30, 1999, by and among the parties listed on the signature pages attached thereto and City Truck Holdings, Inc.*
 10.14   Stock Purchase Agreement, dated as of July 1, 1998, by and between
          City Truck & Trailer Parts, Inc. and John J. Greisch*
 10.15   Stock Purchase Agreement, dated as of July 10, 1998, by and between
          HDA Parts System, Inc. and John P. Miller*
 10.16   Stock Purchase, Vesting and Repurchase Agreement, dated as of October
          19, 1998, between City Truck Holdings, Inc. and A. William Cavalle*
 10.17   Form of Stock Purchase, Vesting and Repurchase Agreement*
 10.18   Stock Purchase Agreement, dated as of September 30, 1998, by and between City Truck Holdings, Inc. and Martin R. Reid*
 10.19   Stock Purchase Agreement, dated as of March 5, 1999, by and between
          City Truck Holdings, Inc. and John J. Greisch*
 10.20   Stock Purchase Agreement, dated as of March 5, 1999, by and between
          City Truck Holdings, Inc. and John P. Miller*
 10.21   Stock Purchase Agreement, dated as of March 5, 1999, by and between
          City Truck Holdings, Inc. and Anthony William Cavalle*
 10.22   Stock Purchase Agreement, dated as of February 1, 1999, by and between
          City Truck Holdings, Inc. and Gene L. Curtin*

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.23   Purchase Agreement, dated April 20, 1999, by and among City Truck
          Holdings, Inc. and HDA Parts System, Inc. and the Member of Active
          Gear, L.L.C.*
 10.24   Asset Purchase Agreement dated as of May 28, 1999 by and among HDA
          Parts System, Inc. and CNF Transportation Inc. and Vantage Parts of
          Illinois, Inc.*
 10.25   Stock Purchase Agreement dated as of June 7, 1999 by and among City
          Truck Holdings, Inc. and HDA Parts System, Inc. and The Shareholders
          of Superior Truck & Auto Supply, Inc.*
 10.26   Asset Purchase Agreement dated as of August 6, 1999 by and among HDA
          Parts Systems, Inc. and Certified Power, Inc.*
 10.27   Asset Purchase Agreement dated as of August 25, 1999 by and among
          Associated Brake Supply, Inc., California Equipment company,
          California Equipment Co. of Sacramento and The Shareholders of
          California Equipment Company and California Equipment Co. of
          Sacramento*
 10.28   Agreement and Plan of Merger, dated September 3, 1999, by and among
          QDSP Holdings, Inc., City Truck Holdings, Inc. and Fleetpride
          Acquisition Corporation.*
 10.29   Stock Purchase Agreement, dated as of October 8, 1999, among HDA Parts
          System, Inc. and The Shareholders of Wheels and Brakes, Inc.*
 12      Computation of Ratio of Earnings to Fixed Charges*
 21      Subsidiaries of HDA Parts System, Inc.*
 23.1    Consent of Latham & Watkins (included in Exhibit 5)
 23.2    Consent of PriceWaterhouseCoopers LLP*
 23.3    Consent of McGladrey & Pullen, LLP*
 23.4    Consent of Ernst & Young LLP*
 23.5    Consent of KPMG LLP*
 24      Powers of Attorney*
 25      Statement of Eligibility and Qualification on Form T-1 of U.S. Trust
          Company of California, N.A., as trustee*
 27      Financial Data Schedule*
 99.1    Letter of Transmittal with respect to the Exchange Offer*
 99.2    Notice of Guaranteed Delivery with respect of the Exchange Offer*

---------------------
 * Previously filed.